Putnam
Investment
Grade
Municipal
Trust II

SEMIANNUAL REPORT
October 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "As always, Putnam Investment Grade Municipal Trust II invests across the spectrum of investment-grade bonds, but we have benefited particularly from our exposure to bonds in the lowest tier of the investment-grade sector."

                                  -- Richard P. Wyke, fund manager

* "[Municipal bond funds] are more liquid than actual munis. And you get access to a manager who may be able to play the credit-rating changes of a locality to your advantage."

                                  -- Fortune, August 18, 1997
   CONTENTS
 4 Report from Putnam Management
 8 Fund performance summary
10 Portfolio holdings
15 Financial statements
22 Results of October 9, 1997 shareholder meeting



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Against a backdrop of lingering concerns about the economy, interest rates, and renewed inflation, the municipal bond market maintained a semblance of stability during the six months ended October 31, 1997.

Recognizing the fragility of this generally positive environment, Richard Wyke pursued a slightly defensive policy in managing Putnam Investment Grade Municipal Trust II during the period, which encompassed the first half of the fund's 1998 fiscal year.

As he looks toward the months immediately ahead, Rick sees little reason to waver from this course. In the report that follows, he provides more details about the fiscal year and provides some insights into what he believes is in store for the second half.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 17, 1997



Report from the Fund Manager
Richard P. Wyke

Up until the last week of October 1997, when equity markets around the world corrected, an atmosphere of low volatility and narrow trading ranges characterized the fixed-income markets for most of the year. The lack of direction stemmed from an ongoing tug of war between high economic growth (negative for the bond market) and favorable low inflation news (positive for the bond market).

Despite the subsequent narrow trading ranges for municipal bond prices, Putnam Investment Grade Municipal Bond Trust II produced a competitive return of 7.48% at net asset value and 9.60% at market price for the six months ended October 31, 1997. By comparison, the Lehman Brothers Municipal Bond Index returned 6.36% for the same period. Please see pages 8 and 9 for additional performance information.

* CALIFORNIA AND NEW YORK PLAY KEY ROLES IN FUND PERFORMANCE

Through careful security selection and in-depth credit research, we have been able to provide shareholders with an attractive level of monthly income as well. The fund's investments in the California market offer an example of this fundamental strategy at work. Although the state's recent fiscal past is somewhat checkered, its improving economy has generated healthy tax revenues and reduced the need for new bond issuance. As a result, relatively higher demand for California municipal bonds has coincided with a decrease in supply. Given this favorable environment, it is no surprise that California bonds have outperformed the municipal market in general, and the fund's California position has served it well.

Another example of prudent security selection appears in our investments in New York City bonds. Several years ago the Big Apple's problems seemed overwhelming. Today it is apparent that the city has made dramatic progress. Private sector employment is surging, the crime rate is down dramatically, and the economy is thriving. The fund's bond holdings from New York City reflect this optimism in the form of a steady income stream and higher bond prices.

* SECTOR ALLOCATION ENHANCES RETURNS

By diversifying portfolio holdings across different states and industry sectors, we seek to take advantage of opportunities while preserving a relatively stable income stream. Airline-related holdings, which performed well over the semiannual period, represented 6.8% of net assets. Once again the strong economy played an important role in improving the airline industry's efforts to reduce costs and post record earnings.

The health-care sector has been another source of strong performance for municipal bond investors, reflecting the widespread consolidation taking place in this industry. In an era of cost cutting and reform, this sector was besieged with consolidations between nonprofit and for-profit institutions during much of the year. However, the Justice Department's recent investigation of Columbia Healthcare, a publicly traded company and an active buyer of hospitals, has slowed acquisition activity, thereby eliminating a valuable catalyst for credit upgrades. Nevertheless, new issuance in this sector has been low, providing a natural price support for existing health-care bonds.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals/health care              21.3%

Transportation                     16.2%

Water and sewerage                 14.3%

Utilities                          10.6%

Education                           5.4%

Footnote reads:
*Based on net assets as of 10/31/97. Holdings will vary over time.

* FUND BENEFITS FROM QUALITY SPREAD COMPRESSION AND LOW CALL
RISK

While your fund invests across the spectrum of investment-grade bonds, it particularly benefited over the period from its exposure to bonds in the lowest tier of the investment-grade sector. These bonds have continued to outperform the higher-quality tiers, resulting in only a minimal price difference between the two groups. This phenomenon, known as quality spread compression, usually occurs during periods of strong economic growth such as we have experienced. With interest rates relatively low and the strong economy improving many issuers' financial positions, investors are more confident about taking on extra risk and are rewarded with higher bond prices.

Throughout most of the year, as a result of relatively low interest rates, we have seen many new and refunded issues coming to market. This overabundance of supply held back municipal bond prices for a while until the October stock market correction resulted in an explosive rally for fixed-income securities. Since then, municipal bond yields have become extremely attractive relative to taxable Treasuries and we have been taking full advantage of the resulting opportunity.

* TAKING ADVANTAGE OF SHORT-TERM VOLATILITY TO ENHANCE RETURN

Since the Pacific Rim crisis and the subsequent correction in worldwide equity markets, there has been enormous day-to-day volatility. Once the equity markets settle down -- a process that may take a few months -- we expect to see a return to a more typical municipal bond market. For the time being, though, it appears that most markets have lost sight of the fundamental economic reasons that typically cause extreme reactions. We realize that volatility can be unsettling for investors, but as professional money managers, we can take advantage of short-term distortions and use them to improve the fund's return over time.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa              46.2%

Aa                4.9%

A                19.0%

Baa              26.5%

Ba                2.6%

VMGI              0.8%

Footnote reads:
*As a percentage of market value as of 10/31/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's terminologies and may include unrated bonds considered by Putnam
Management to be of comparable quality. Portfolio quality will vary over time.

As time goes on, however, we continue to believe there will be moderate upward pressure on interest rates driven by the strong economy. We anticipate that the news on inflation will slowly deteriorate. While keeping a vigilant eye on the economy, fund management will continue to rely on in-depth research to evaluate new and existing holdings for the fund.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Investment Grade Municipal Trust II is designed for investors seeking high current income free from federal income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 10/31/97
                                                Lehman Bros.
                                        Market    Municipal
(common shares)                NAV       price   Bond Index
-----------------------------------------------------------
6 months                      7.48%      9.60%      6.36%
-----------------------------------------------------------
1 year                        9.62      16.39       8.50
-----------------------------------------------------------
Life of fund (11/27/92)      44.12      43.28      41.23
Annual average                7.70       7.57       7.27
-----------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 10/31/97
--------------------------------------------------------------------
Distributions (common shares)
--------------------------------------------------------------------
Number                                       6
--------------------------------------------------------------------
Income                                    $0.48
--------------------------------------------------------------------
  Total                                   $0.48
--------------------------------------------------------------------
Preferred shares    Series A (630 shares)     Series B (630 shares)
--------------------------------------------------------------------
Income                    $990.16                  $843.43
--------------------------------------------------------------------
  Total                   $990.16                  $843.43
--------------------------------------------------------------------
Share value
(common shares):              NAV                Market price
--------------------------------------------------------------------
4/31/97                    $13.70                  $14.250
--------------------------------------------------------------------
10/31/97                    14.26                   15.125
--------------------------------------------------------------------
Current return (common shares)
--------------------------------------------------------------------
 (end of period):              NAV              Market price
--------------------------------------------------------------------
Current dividend rate1        6.73%                   6.35%
--------------------------------------------------------------------
Taxable equivalent2          11.14                   10.51
--------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

2Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TOTAL RETURN FOR PERIODS ENDED 9/30/97
(most recent calendar quarter)
                                        Market
(common shares)               NAV       price
-----------------------------------------------------------
6 months                     7.62%      12.61%
-----------------------------------------------------------
1 year                       9.92       18.59
-----------------------------------------------------------
Life of fund                42.97       42.54
Annual average               7.67        7.60
-----------------------------------------------------------

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Portfolio of investments owned
October 31, 1997 (Unaudited)

Key to Abbreviations
AMBAC      -- AMBAC Indemnity Corporation
CLI Insd.  -- Connie Lee Insurance Insured
FGIC       -- Financial Guaranty Insurance Company
FSA        -- Financial Security Assurance
G.O. Bonds -- General Obligation Bonds
IFB        -- Inverse Floating Rate Bonds
MBIA       -- Municipal Bond Investors Assurance Corporation
VRDN       -- Variable Rate Demand Notes



MUNICIPAL BONDS AND NOTES (98.3%) *
PRINCIPAL AMOUNT                                                                    RATINGS**        VALUE

Arizona (3.0%)
----------------------------------------------------------------------------------------------------------
      $2,235,000  Gila Cnty., Indl. Dev. Auth. Poll. Control Rev. Bonds
                    (Asarco Inc.), Ser. 87, 8.9s, 7/1/06                            Baa     $    2,312,778
       8,000,000  Maricopa Cnty., U. School Dist. No. 41 Gilbert
                    Cap. Appn. G.O. Bonds, FGIC, zero %, 1/1/07                     Aaa          5,170,000
                                                                                            --------------
                                                                                                 7,482,778

California (9.2%)
----------------------------------------------------------------------------------------------------------
       5,000,000  CA Hlth. Fac. Fin. Auth. IFB (Catholic Healthcare
                    West), AMBAC, 6.616s, 7/1/17                                    Aaa          4,993,750
                  CA State G.O. Bonds
       3,855,000    7s, 8/1/07                                                      A            4,582,631
       6,000,000    6 1/4s, 9/1/08                                                  A            6,795,000
       2,500,000  CA State U. IFB, AMBAC, 10.224s, 11/1/21
                    (aquired 9/2/94, cost $2,681,272) ++                            Aaa          2,978,125
       3,500,000  Foothill/Eastern Trans. Corridor Agcy. Toll Rd.
                    Rev. Bonds, Sr. Lien, Ser. A, zero %, 1/1/08                    Baa          2,476,250
       1,450,000  Fountain Valley, Agcy. for Cmnty. Dev. Tax Alloc.
                    Rev. Bonds (Indl. Area Redev.), 9.1s, 1/1/16                    BBB          1,471,562
                                                                                            --------------
                                                                                                23,297,318

Colorado (8.6%)
----------------------------------------------------------------------------------------------------------
                  Denver, City & Cnty. Arpt. Rev. Bonds
       3,675,000    Ser. A, 8 3/4s, 11/15/23                                        Baa          4,318,125
       1,325,000    Ser. A, Prerefunded, 8 3/4s, 11/15/23                           Baa          1,560,188
       2,285,000    Ser. A, 8 1/2s, 11/15/23                                        Baa          2,570,625
         215,000    Ser. A, Prerefunded, 8 1/2s, 11/15/23                           Baa            243,756
       1,525,000    Ser. A, 8s, 11/15/25                                            Baa          1,694,656
         735,000    Ser. A, 8s, 11/15/25                                            Baa            820,444
         145,000    Ser. A, Prerefunded, 8s, 11/15/25                               Baa            162,400
         265,000    Ser. A, Prerefunded, 8s, 11/15/25                               Baa            299,781
       2,175,000    Ser. A, 8s, 11/15/17                                            Baa          2,220,588
       1,000,000    Ser. D, 7 3/4s, 11/15/13                                        Baa          1,245,000
         780,000  Highlands Ranch, Dist. No. 2 G.O. Bonds,
                    Ser. FSA, 6 1/4s, 6/15/08                                       Aaa            884,325
       5,250,000  SCA Tax Exempt Trust Multi-Fam. Mtge.
                    Rev. Bonds (Newport Village), Ser. A-8, FSA,
                    7.1s, 1/1/30                                                    Aaa          5,840,625
                                                                                            --------------
                                                                                                21,860,513

Florida (9.6%)
----------------------------------------------------------------------------------------------------------
                  Broward Cnty., Res. Recvy. Rev. Bonds
      10,595,000    (SES Broward Cnty. LP South), 7.95s, 12/1/08                    A           11,548,550
       1,150,000    (Waste-Energy LP North), 7.95s, 12/1/08                         A            1,253,500
       1,000,000  FL State Board of Ed. Cap. Outlay G.O. Bonds,
                    Ser. A, 7 1/4s, 6/1/23                                          Aa           1,086,250
       5,000,000  Lee Cnty., Board of Directors Hosp. IFB
                    (Lee Memorial Hosp.), MBIA, 8.548s, 3/26/20                     Aaa          5,768,750
       5,000,000  Port Everglades Auth. Rev. Bonds, Ser. A, 5s, 9/1/16              BBB          4,656,250
                                                                                            --------------
                                                                                                24,313,300

Georgia (3.0%)
----------------------------------------------------------------------------------------------------------
       6,340,000  Burke Cnty., Dev. Auth. Poll. Control Rev. Bonds
                    (Oglethorpe Pwr. Co. Vogtle), MBIA, 8s, 1/1/22#                 Aaa          7,552,525

Hawaii (1.7%)
----------------------------------------------------------------------------------------------------------
       4,000,000  HI State Arpt. Syst. Rev. Bonds, FGIC, 7s, 7/1/10                 Aaa          4,415,000

Illinois (4.0%)
----------------------------------------------------------------------------------------------------------
       7,750,000  Central Lake Cnty., Joint Action Wtr. Agcy.
                    G.O. Bonds, 6s, 2/1/19                                          Aa           8,011,563
       2,050,000  Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                    (United Air Lines, Inc.), Ser. C, 8.2s, 5/1/18                  Baa          2,203,750
                                                                                            --------------
                                                                                                10,215,313

Indiana (0.9%)
----------------------------------------------------------------------------------------------------------
       2,000,000  Marion Cnty., Ind. Convention & Rectl. Fac. Auth.
                    Rev. Bonds (Excise Tax Rev. Lease Rental),
                    Ser. A, AMBAC, 7s, 6/1/21                                       Aaa          2,185,000

Kansas (1.1%)
----------------------------------------------------------------------------------------------------------
       2,600,000  Burlington, Poll. Control Poll. Control Rev. Bonds
                    (Kansas Gas & Electric Co.), MBIA, 7s, 6/1/31                   Aaa          2,860,000

Kentucky (2.0%)
----------------------------------------------------------------------------------------------------------
       5,030,000  Jefferson Cnty., Cap. Corp. Rev. Bonds, MBIA,
                    5 1/2s, 6/1/28                                                  Aaa          5,074,013

Louisiana (1.1%)
----------------------------------------------------------------------------------------------------------
       2,000,000  Beauregard, Parish Rev. Bonds
                    (Boise Cascade Corp.), 7 3/4s, 6/1/21                           Baa          2,222,500
         500,000  St. Charles Parish, Poll. Control Rev. Bonds
                    (LA Pwr. & Lt. Co.), 8 1/4s, 6/1/14                             Baa            538,750
                                                                                            --------------
                                                                                                 2,761,250

Maryland (1.2%)
----------------------------------------------------------------------------------------------------------
       3,000,000  MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
                    (Johns Hopkins U.), 7 1/2s, 7/1/20                              Aa           3,119,880

Massachusetts (5.7%)
----------------------------------------------------------------------------------------------------------
                  MA State Hlth. & Edl. Fac. Auth. IFB
       5,500,000    (Med. Ctr. of Central MA),
                    Ser. B, AMBAC, 9.02s, 6/23/22                                   Aaa          6,861,250
       2,000,000    (Boston U.), Ser. L, MBIA, 9.335s, 10/1/31                      Aaa          2,372,500
       3,000,000  MA State Port Auth. Rev. Bonds, 13s, 7/1/13                       Aaa          5,130,000
                                                                                            --------------
                                                                                                14,363,750

Michigan (5.9%)
----------------------------------------------------------------------------------------------------------
       2,000,000  Detroit, Wtr. Supply Syst. IFB, FGIC, 8.866s, 7/1/22              Aaa          2,310,000
       6,000,000  MI State Hosp. Fin. Auth. Rev. Bonds
                    (Pontiac Osteopathic Hosp.), Ser. A, 6s, 2/1/24                 Baa          6,090,000
       6,250,000  Western Township, Util. Auth. Swr. Disp. Syst.
                    Rev. Bonds, 8.2s, 1/1/18                                        BBB          6,625,000
                                                                                            --------------
                                                                                                15,025,000

Minnesota (4.8%)
----------------------------------------------------------------------------------------------------------
       2,000,000  Duluth, Tax Increment VRDN
                    (Lake Superior Paper), 3.6s, 9/1/10                             VMIG1        2,000,000
                  St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                    (Healtheast), Ser. B
       5,500,000    9 3/4s, 11/1/17                                                 Baa          5,630,625
       4,560,000    9 5/8s, 11/1/08                                                 Baa          4,668,300
                                                                                            --------------
                                                                                                12,298,925

Mississippi (2.6%)
----------------------------------------------------------------------------------------------------------
       6,000,000  Claiborne Cnty., Poll. Control Rev. Bonds (Middle
                    South Energy, Inc.), Ser. C, 9 7/8s, 12/1/14                    Ba           6,501,780

New York (17.6%)
----------------------------------------------------------------------------------------------------------
       6,370,000  Babylon, Indl. Dev. Agcy. Res. Recvy. Rev. Bonds
                    (Ogden Martin Syst., Inc.), Ser. A, 8 1/2s, 1/1/19              Aaa          6,748,760
       4,000,000  NY City, G.O. Bonds, Ser. B, 7 1/2s, 2/1/06                       Baa          4,470,000
       6,250,000  NY City, Muni. Wtr. & Swr. Fin. Auth. Syst.
                    Rev. Bonds, Ser. C, 7 3/4s, 6/15/20                             Aaa          7,085,938
                  NY State Dorm. Auth. Rev. Bonds
                    (State U. Edl. Fac.), Ser. A
       6,500,000    7.7s, 5/15/12                                                   Aaa          7,182,500
       5,000,000    5 7/8s, 5/15/17                                                 A            5,375,000
                  NY State Energy Resh. & Dev. Auth. Elec. Fac.
                    Rev. Bonds (Cons. Edison C. of NY, Inc.) Ser. A
       2,000,000    7 3/4s, 1/1/24                                                  A            2,041,000
       5,000,000    7 1/2s, 1/1/26                                                  A            5,362,500
                  NY State Urban Dev. Corp. Rev. Bonds
                    (Syracuse U.)
       1,440,000    6s, 1/1/07                                                      Baa          1,551,600
       1,360,000    6s, 1/1/06                                                      Baa          1,465,400
       3,000,000  Suffolk Cnty., Wtr. Auth. Rev. Bonds, Sub. Lien,
                    MBIA, 6s, 6/1/14                                                Aaa          3,341,250
                                                                                            --------------
                                                                                                44,623,948

Oklahoma (1.6%)
----------------------------------------------------------------------------------------------------------
       3,555,000  Tulsa, Indl. Auth. Hosp. Rev. Bonds
                    (Hillcrest Med. Ctr.), CLI Insd., 6 1/4s, 6/1/10                AAA          3,963,825

Pennsylvania (4.5%)
----------------------------------------------------------------------------------------------------------
       3,000,000  Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                    (Magee-Womens Hosp.), FGIC, 6s, 10/1/13                         Aaa          3,180,000
       5,000,000  Dauphin Cnty., Auth. Hosp. Rev. Bonds
                    (Hapsco-Western PA Hosp.), Ser. A, MBIA,
                    6 1/2s, 7/1/12                                                  Aaa          5,400,000
       2,700,000  Philadelphia State Hosp. & Higher Ed. Fac.
                    Rev. Bonds (Graduate Hlth. Syst.),
                    Ser. A, 6 1/4s, 7/1/13                                          BBB          2,764,125
                                                                                            --------------
                                                                                                11,344,125

Puerto Rico (1.9%)
----------------------------------------------------------------------------------------------------------
       4,500,000  Cmnwlth. of PR, Med. and Env. Poll. Ctrl. Fac.
                  Rev. Bonds (Baxter Travenol Labs., Inc.),
                  8s, 9/1/12                                                        A            4,773,645

South Carolina (2.2%)
----------------------------------------------------------------------------------------------------------
       5,000,000  Spartanburg Cnty. Solid Waste Disp. Rev. Bonds
                    (Bayerische Motoren Werke), 7.55s, 11/1/24                      A-/P         5,606,250

Tennessee (3.7%)
----------------------------------------------------------------------------------------------------------
       8,300,000  Metropolitan Govt. Nashville & Davidson Cnty.,
                    Wtr. & Swr. IFB, AMBAC, 8.276s, 1/1/22                          Aaa          9,327,125

Texas (1.5%)
----------------------------------------------------------------------------------------------------------
       1,700,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                    (Federal Express Corp.), 6 3/8s, 4/1/21                         Baa          1,814,750
       1,750,000  North Central Hlth. Fac. Dev. Corp. IFB
                    (Presbyterian Hlth. Care Syst.), Ser. C,
                    MBIA, 9.425s, 6/15/21                                           Aaa          2,089,061
                                                                                            --------------
                                                                                                 3,903,811

Washington (0.9%)
----------------------------------------------------------------------------------------------------------
       2,000,000  Tacoma, Elec. Syst. IFB, AMBAC, 8.901s, 1/2/15                    Aaa          2,347,500
----------------------------------------------------------------------------------------------------------
                  Total Investments (cost $240,566,442) ***                                   $249,216,574
----------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $253,594,463.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

*** The aggregate identified cost on a tax basis is $240,566,442, resulting in gross unrealized appreciation and depreciation of $12,204,832 and $3,554,700, respectively, or net unrealized appreciation of
    $8,650,132.

 ++ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 1997 was $2,978,125 or 1.2% of net assets.

  # A portion of this security was pledged and segregated with the custodian to cover margin requirement for futures contracts at October 31, 1997.

    This rates shown on IFBs, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDNs are the current interest rates at October 31, 1997.

    The fund had the following industry group concentrations greater than 10% at October 31, 1997
    (as a percentage of net assets):

        Hospitals/Health care           21.3%
        Transportation                  16.2
        Water & sewerage                14.3
        Utilities                       10.6

    The fund had the following insurance concentrations greater than 10% at October 31, 1997
   (as a percentage of net assets):

        MBIA                            13.4%




----------------------------------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 1997
                                                     Aggregate Face      Expiration       Unrealized
                                       Total Value            Value            Date     Appreciation
----------------------------------------------------------------------------------------------------------
Municipal Index Future (long)          $24,368,750      $23,838,282          Dec-97        $530,468
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
October 31, 1997 (Unaudited)

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $240,566,442) (Note 1)                                           $249,216,574
----------------------------------------------------------------------------------------------
Cash                                                                                   192,636
----------------------------------------------------------------------------------------------
Interest receivable                                                                  5,536,717
----------------------------------------------------------------------------------------------
Receivable for securities sold                                                         230,000
----------------------------------------------------------------------------------------------
Receivable for variation margin                                                         25,000
----------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                 419
----------------------------------------------------------------------------------------------
Total assets                                                                       255,201,346

Liabilities
----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                1,068,497
----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                           454,098
----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              22,331
----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            8,241
----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                               567
----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  53,149
----------------------------------------------------------------------------------------------
Total liabilities                                                                    1,606,883
----------------------------------------------------------------------------------------------
Net assets                                                                        $253,594,463

Represented by
----------------------------------------------------------------------------------------------
Series A and B remarketed preferred shares (1,260 shares
issued and outstanding at $50,000 per share) (Note 4)                              $63,000,000
----------------------------------------------------------------------------------------------
Paid-in capital - common shares (unlimited shares authorized) (Note 1)             186,297,698
----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         1,151,450
----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                               (6,035,285)
----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           9,180,600
----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                        $253,594,463

Computation of net asset value
----------------------------------------------------------------------------------------------
Series A and B remarketed preferred shares                                        $ 63,000,000
----------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                          77,756
----------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                              63,077,756
----------------------------------------------------------------------------------------------
Net assets available to common shares                                              190,516,707
----------------------------------------------------------------------------------------------
Net asset value per common share
($190,516,707 divided by 13,357,092 shares)                                             $14.26
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended October 31, 1997 (Unaudited)

Tax exempt interest income:                                                         $8,536,844
----------------------------------------------------------------------------------------------

Expenses:
----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                       895,815
----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                         108,146
----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        5,803
----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         3,396
----------------------------------------------------------------------------------------------
Amortization of organization expense (Note 1)                                            2,644
----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 11,817
----------------------------------------------------------------------------------------------
Auditing                                                                                25,067
----------------------------------------------------------------------------------------------
Legal                                                                                   11,852
----------------------------------------------------------------------------------------------
Postage                                                                                 22,645
----------------------------------------------------------------------------------------------
Exchange listing fees                                                                   12,127
----------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                  60,996
----------------------------------------------------------------------------------------------
Other                                                                                   27,512
----------------------------------------------------------------------------------------------
Total expenses                                                                       1,187,820
----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (41,505)
----------------------------------------------------------------------------------------------
Net expenses                                                                         1,146,315
----------------------------------------------------------------------------------------------
Net investment income                                                                7,390,529
----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                       244,777
----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures during the period                                                            7,507,164
----------------------------------------------------------------------------------------------
Net gain on investments                                                              7,751,941
----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $15,142,470
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                              Six months ended           Year ended
                                                                    October 31             April 30
                                                                         1997*                 1997
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------
Net investment income                                             $  7,390,529         $ 14,225,340
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                244,777           (1,580,939)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                           7,507,164            1,180,783
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                15,142,470           13,825,184
---------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders from:
Net investment income                                               (1,165,085)          (2,209,265)
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding
cumulative undeclared dividends on remarketed preferred
shares of $77,756 and $67,420, respectively)                        13,977,385           11,615,919
---------------------------------------------------------------------------------------------------
Distributions to common shareholders:
---------------------------------------------------------------------------------------------------
From net investment income                                          (6,410,945)         (12,822,022)
---------------------------------------------------------------------------------------------------
Total increase (decrease) in  net assets                             7,566,440           (1,206,103)

Net assets
---------------------------------------------------------------------------------------------------
Beginning of period                                                246,028,023          247,234,126
---------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $1,151,450 and $1,336,951, respectively)                $253,594,463         $246,028,023
---------------------------------------------------------------------------------------------------

Number of fund shares
---------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and
end of period                                                       13,357,092           13,357,092
---------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of period                                              1,260                1,260
---------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)
-----------------------------------------------------------------------------------------------------------
                                          Six months
                                            ended                                        For the period
Per-share                                 October 31                                     Nov. 27, 1992+
operating performance                    (Unaudited)        Year ended April 30            to April 30
-----------------------------------------------------------------------------------------------------------
                                             1997       1997        1996      1995        1994     1993
-----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $13.70     $13.79      $13.94    $14.30      $15.00   $14.06(a)
-----------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------
Net investment income                         .55       1.07        1.09      1.14        1.16      .44(b)
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                    .58       (.03)       (.10)     (.16)      (.66)      .95
-----------------------------------------------------------------------------------------------------------
Total from  investment operations            1.13       1.04         .99       .98        .50      1.39
-----------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------
From net investment income
-----------------------------------------------------------------------------------------------------------
To preferred shareholders                    (.09)      (.17)       (.18)     (.15)      (.15)     (.03)(c)
-----------------------------------------------------------------------------------------------------------
To common shareholders                       (.48)      (.96)       (.96)     (.96)      (.96)     (.32)
-----------------------------------------------------------------------------------------------------------
From net realized gain
on investments
-----------------------------------------------------------------------------------------------------------
To preferred shareholders                      --         --          --        --       (.01)       --
-----------------------------------------------------------------------------------------------------------
To common shareholders                         --         --          --        --       (.08)       --
-----------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments
-----------------------------------------------------------------------------------------------------------
To preferred shareholders                      --         --          --      (.03)        --        --
-----------------------------------------------------------------------------------------------------------
To common shareholders                         --         --          --      (.20)        --        --
-----------------------------------------------------------------------------------------------------------
Total distributions                          (.57)     (1.13)      (1.14)    (1.34)     (1.20)     (.35)
-----------------------------------------------------------------------------------------------------------
Preferred share offering costs                 --         --          --        --         --      (.10)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                            $14.26     $13.70      $13.79    $13.94     $14.30    $15.00
-----------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                           $15.125    $14.250     $13.875    $12.75     $13.25    $14.63
-----------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------
Total investment return  at market
value (common shares) (%)(d)                 9.60*      9.86      16.62       5.39      (2.81)    (0.88)*
-----------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)              $253,594   $246,028   $247,234   $249,223   $254,025   263,388
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(e)(f)                  .63*      1.26       1.24       1.28       1.14       .27(b)*
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(e)                 3.31*      6.51       6.41       7.10       6.66      2.89(b)*
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                 13.02*     45.48     160.28      85.63      32.27      4.65*
-----------------------------------------------------------------------------------------------------------
  + Commencement of operations.
  * Not annualized.
(a) Represents initial net asset value of $14.10 less offering expenses of approximately $0.04.
(b) Reflects an expense limitation in effect during the period November 27, 1992 to February 19, 1993. As a result of such limitation, expenses for the period ended April 30, 1993 reflect a reduction of $0.02 per share.
(c) Preferred shares were issued on February 18, 1993.
(d) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.
(f) The ratio of expenses to average net assets for the period ended April 30, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
October 31, 1997 (Unaudited)

Note 1
Significant accounting policies
Putnam Investment Grade Municipal Trust II (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal securities that the fund's Manager believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 1997, the fund had a capital loss carryover of approximately $4,855,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover         Expiration
--------------      ---------------
  $2,204,000         April 30, 2004
   2,651,000         April 30, 2005

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares on October 31, 1997 was Series A -- 3.65%, Series B -- 3.68%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on original issue discount bonds and zero coupon bonds are accreted on a yield-to-maturity basis.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $26,528. These expenses are being amortized on a straight-line basis over a five-year period.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of any amount thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended October 31, 1997, fund expenses were reduced by $41,505 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the funds receive an annual Trustees fee of which $553 has been allocated to the fund and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended October 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $31,944,481 and $33,504,287, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A (630 shares) and B (630 shares) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1997, no such restrictions have been placed on the fund.

------------------------------------------------------------------------

Results of October 9, 1997 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on October 9, 1997. At the meeting, each of the nominees for Trustees was elected, as follows:

                           Common Shares        Preferred Shares
                                        Votes                Votes
                        Votes for    withheld  Votes for  withheld

Jameson Adkins Baxter  12,611,056     180,411        717      13
Hans H. Estin          12,604,693     186,774        715      15
R.J. Jackson           12,609,123     182,344        717      13
Elizabeth T. Kennan    12,605,423     186,044        717      13
Lawrence J. Lasser     12,608,618     182,849        717      13
Donald S. Perkins      12,604,533     186,934        715      15
William F. Pounds      12,607,731     183,736        715      15
George Putnam          12,602,634     188,833        717      13
George Putnam, III     12,603,437     188,030        717      13
A.J.C. Smith           12,609,123     182,344        717      13
W. Nicholas Thorndike  12,608,704     182,763        715      15

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows:

Common Shares -- 12,583,356 votes for, and 53,249 votes against, with 154,862 abstentions and non-broker votes.

Preferred Shares -- 704 votes for, and 0 votes against, with 26 abstentions and non-broker votes.

All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer



Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
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PAID
Putnam
Investments
--------------------

36867-183    12/97